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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------


                                   FORM 8-K/A
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 3, 1997

                            ADVATEX ASSOCIATES, INC.
                            ------------------------
             (Exact name of Registrant as specified in its charter)


             Delaware                                         13-3453420
   -------------------------------                         ----------------
   (State or other jurisdiction of                         (I.R.S. Employer
   incorporation of organization)                          Identification No.)


   605 West 48th Street, New York, N.Y.                         10036
 ----------------------------------------                     --------
 (Address of principal executive offices)                     Zip Code


Registrant's telephone number, including area code: (212) 921-0600.







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                              Purpose of Amendment

         The purpose of this amendment is to clarify and further disclose certain information required by this Form 8-K with respect to the change in the Registrant's certifying accountant. The purpose of this amendment is also to include a letter from the former accountants ascertaining the information found in this Form 8-K as Exhibit 6.1 .

Item 4.  Changes in Registrant's Certifying Accountant.

         This item is amended to include the following statement in relation to its compliance with Regulation S-K Item 304(a)(1)(iv):

         There were, in addition, never any disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if there were any, if not resolved to the satisfaction of the former accountants, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

Item 7.  Financial Statements and Exhibits.

           6.1  Letter from Former Accountants

           6.2 Letter from Former Accountants specifically addressing this amendment






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 29, 1997          ADVATEX ASSOCIATES, INC.

                                 By:/s/ Joseph P. Donnolo
                                    ---------------------------------------
                                      Joseph P. Donnolo, Chairman and
                                                    Chief Executive Officer

                                 By:/s/ Rohullah F. Lodin
                                    -----------------------------------------
                                       Rohullah F. Lodin, Chief Financial and
                                                     Chief Accounting Officer








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                                  Exhibit Index

6.1      Letter from Former Accountants

6.2      Letter from Former Accountants specifically addressing this amendment